WASATCH FUNDS TRUST

Wasatch Core Growth Fund®, Wasatch Emerging Markets Small Cap Fund™ , Wasatch

Global Opportunities Fund™ , Wasatch Global Science & Technology Fund®, Wasatch

Heritage Growth Fund® , Wasatch International Growth Fund®, Wasatch International

Opportunities Fund™, Wasatch Micro Cap Fund®, Wasatch Micro Cap Value Fund®,

Wasatch Small Cap Growth Fund®, Wasatch Small Cap Value Fund®, Wasatch Strategic

Income Fund™ , Wasatch Ultra Growth Fund®, Wasatch-1st Source Income Equity Fund,

Wasatch-1st Source Long/Short Fund, Wasatch-Hoisington U.S. Treasury Fund, and

Wasatch-1st Source Income Fund

(each a “Fund”, collectively the “Funds”)

Supplement dated January 14, 2011 to the

Prospectus dated January 31, 2010

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2010. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.wasatchfunds.com or calling us at 800.551.1700.

Effective January 31, 2011, the Wasatch Small Cap Growth Fund will close to most third party intermediaries. This change will affect new investors purchasing through third party intermediaries. Existing shareholders of the Fund may continue to purchase additional shares. The Wasatch Small Cap Growth Fund will remain open to all retirement plans and certain investment advisers with existing positions.

As described in more detail in the Statement of Additional Information, the Advisor retains the right to make exceptions to any action taken to close a Fund or limit inflows into a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE